                                                                    EXHIBIT 99.2


                               FIRST AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

         THIS FIRST AMENDMENT (the "First Amendment") to that certain Agreement and Plan of Merger, dated as of August 13, 1998 (the "Agreement") among Shaw Industries, Inc. ("Parent"), Chessman Acquisition Corp. ("Subsidiary"), Queen Carpet Corporation ("Company") and Julian Saul, Linda Saul, Anita Saul Family Trust, Julian Saul Family Trust and Linda Saul Schejola Family Trust (collectively, "Shareholders") is entered into as of the 6th day of October, 1998, by and among PARENT, SUBSIDIARY, COMPANY and the SHAREHOLDERS in accordance with the provisions of the Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

         WHEREAS, the Agreement contemplated that the Company would be merged with and into the Subsidiary, with the Subsidiary being the Surviving Corporation;

         WHEREAS, the parties hereto wish to amend the Agreement to provide that
(i) the Company will be merged with and into Parent (instead of Subsidiary), with Parent being the Surviving Corporation, (ii) the Note to be delivered at Closing be substituted with shares of common capital stock of M Corp., and under certain circumstances, a cash payment, and (iii) certain other provisions be revised to reflect the current agreement of the Parties.

         NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

         1.       The Agreement is hereby amended as follows:

                  A. Section 2.1 shall be deleted in its entirety and the following shall be inserted in lieu thereof:

                           2.1      Merger.

                           Subject to the terms and conditions of this
                  Agreement, at the Effective Time, Company shall be merged with and into Parent in accordance with the provisions of Section 14-2-1101 et seq. of the GBCC and with the effect provided in
                  Section 14-2-1106 of the GBCC (the "Merger"). Parent shall be the Surviving Corporation resulting from the Merger (the "Surviving Corporation") and shall continue to be governed by the laws of the State of Georgia. The Merger shall be consummated pursuant to the terms of this Agreement, which has been approved and adopted by the respective boards of directors of Company, Parent and Subsidiary, and has been approved by the Shareholders as all of the shareholders of Company, as required by applicable law.

                  B. Section 3.1 shall be deleted in its entirety and the following shall be inserted in lieu thereof:

                           3.1      Charter.

                           The Articles of Incorporation of Parent in effect
                  immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until duly amended or repealed.

                  C. The word "Subsidiary" shall be deleted and the word "Parent" inserted in lieu thereof in each of the following:

                  1.       RECITALS - third sentence

                  2.       SECTION 1 (DEFINITIONS)

                           "Contemplated Transactions" - subparagraph (d)

                  3.       SECTION 3.2 (Bylaws)

                  4.       SECTION 3.3 (Directors and Officers)

                  5.       SECTION 4.1 (Conversion of Company Common Stock)

                           Paragraph (c) (iii)

                  6.       SECTION 4.9 (Taking of Necessary Action; Further
                           Actions)

                  7.       SECTION 6.2(a) (Authority; No Conflict)

                  8. SECTION 12.4 (Indemnification and Payment of Damages by Parent - Other Matters)

                  9.       SECTION 13.3 (Section 1362(e)(3) Election)

                  D. The fifth sentence of the recitals shall be deleted in its entirety and the following shall be inserted in lieu thereof:

                  This Agreement also provides for the employment of Executive as Executive Vice President of the Parent and President of the Queen Carpet Division of the Parent and the appointment of Executive to the Board of Directors of Parent.

                  E. The last sentence of Section 3.3 shall be deleted in its entirety and the following shall be inserted in lieu thereof:

                  The officers of the Company at the Effective Time shall become divisional officers of the Queen Carpet Division of Parent with the same titles (together with such additional or different officers as Parent shall appoint from time to time), provided that Executive shall be elected Executive Vice President of Parent and President of the Queen Carpet Division of Parent.

                  F. Section 4.1(c)(i)(A) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

                  (A) The sum of $70,000,000 which shall be deemed delivered by means of the delivery by Parent of 3.15 million shares of the common capital stock ("M Corp. Stock") of The Maxim Group, Inc. ("M Corp."), freely transferable under applicable federal and state securities laws, and free of all Encumbrances, except restrictions on transfer of the M Corp. Stock at any time prior to December 31, 1998 under that certain Stock Purchase Option from the Parent in favor of M Corp., a copy of which is attached to this First Amendment as EXHIBIT A (the "M Corp. Option); provided that in the event the aggregate value of M Corp. Stock valued as of the Closing Date is less than $70,000,000, based on the closing price of M Corp. Stock on the Closing Date as reported by the Wall Street Journal published on the next business day, then in addition to the delivery of 3.15 million shares of M Corp. Stock, fifty percent (50%) of the amount by which $70,000,000 exceeds such aggregate value of M Corp. Stock shall be paid by Parent within two (2) business days following such determination in cash, by wire transfer or other immediately available funds; plus

                  G. The last sentence of Section 4.1(c)(ii)(B) shall be deleted.

                  H. Section 4.2(a)(ii) shall be amended to delete the reference to "Subsidiary".

                  I. Section 4.2(b)(ii) shall be amended to delete the words "Subsidiary and".

                  J. Section 5.13(l) is hereby amended by adding at the beginning of the subsection "Except as disclosed in Schedule 5.13(l), . . ."

                  K. Section 5.13(m) is hereby amended by adding at the beginning of the subsection "Except as disclosed in Schedule 5.13(m),"

                  L. Section 6.2(a) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

                  (a) This Agreement constitutes the legal, valid and binding obligation of Parent and Subsidiary, enforceable against Parent and Subsidiary in accordance with its terms. Upon execution and delivery by Parent of the Certificate of Merger, the Employment Agreement and the Real Property Agreements (collectively, the "Parent's Closing Documents"), the Parent's Closing Documents will constitute the legal, valid and binding obligations of Parent, enforceable against Parent in accordance with their respective terms. Parent and Subsidiary have the absolute and unrestricted right, power and authority to execute and deliver this Agreement and the Parent's Closing Documents and to perform their obligations under this Agreement and the Parent's Closing Documents.

                  M. Section 7.7(a) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

                  (a) Subject to the provisions of the GBCC, Company shall be entitled to make one or more distributions on Company Common Stock to its Shareholders in an aggregate amount of $131 million. Such distribution shall result in a reduction of Merger Consideration as provided in Section 4.1(c) of this Agreement. In addition, Company shall be entitled to make tax distributions as contemplated by Section 4.1(c)(ii)(A) in the amount of $18.625 million, which tax distribution shall not result in a reduction of Merger Consideration as provided in
                  Section 4.1(c) of this Agreement.

         2. With respect of the provisions of Section 4.1(c)(ii) of the Agreement, the Parties acknowledge and agree as follows:

                  (A)      With respect to the provisions of subparagraph
                  (ii)(A), the reduction in the Merger Consideration as of the Closing Date for dividends and other distributions as contemplated by such subparagraph is in the aggregate amount of $131 million and the amount of dividends and distributions for estimated Tax payments which do not reduce Merger Consideration as contemplated by such paragraph is $18.625 million.

                  (B) With respect to special bonuses contemplated by subparagraph (i)(B), the amount of special bonuses shall be $24,200,000 which shall be paid by Parent following the Effective Time, fifty percent (50%) in cash and fifty percent (50%) in shares of Parent Common Stock valued as determined pursuant to the Executive Incentive Agreements between the Company and the individual recipients of the bonuses, the form of which is set forth as Exhibit B attached to this First Amendment (the "Executive Incentive Agreements"). Special bonus payments shall be made net of any tax withholdings. It is acknowledged that the Board of Directors of the Company have designated the bonus pool of participants and has advised Parent of such designations and delivered originals of such Executive Incentive Agreements to Parent.

         3. Pursuant to Section 9.4(c) of the Agreement, Shareholders shall deliver to Parent and M Corp. their written agreement as set forth in and as part of the M Corp. Option, pursuant to which the Shareholders agree to accept and be bound by all the terms and conditions of the M Corp. Option and agree that all such terms and conditions shall be binding upon the Shareholders and their successors, personal representatives and heirs to the same extent as if the Shareholders had originally been a party to the M Corp. Option.

         4. Except as modified by Paragraphs 1 and 2 of this First Amendment, the Agreement shall remain in full force and effect.

         5. This First Amendment shall be governed by the laws of the State of Georgia without regard to conflicts of laws principles.

         6. This First Amendment may be executed in counterparts and shall be binding upon each party executing this or any counterpart.

         IN WITNESS WHEREOF, this First Amendment has been executed as of the date and year first above written.


                                    SHAW INDUSTRIES, INC.


                                    By: /s/ Bennie M. Laughter
                                        ----------------------------------------
                                    Name: Bennie M. Laughter
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    CHESSMAN ACQUISITION CORPORATION


                                    By: /s/ Bennie M. Laughter
                                        ----------------------------------------
                                    Name: Bennie M. Laughter
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------


                                    QUEEN CARPET CORPORATION


                                    By: /s/ Gerald R. Embry
                                        ----------------------------------------
                                    Name: Gerald R. Embry
                                          --------------------------------------
                                    Title: Vice President Finance
                                           -------------------------------------


                                    /s/ Julian Saul
                                    --------------------------------------------
                                    JULIAN SAUL

                                    /s/ Linda Saul Schejola
                                    --------------------------------------------
                                    LINDA SAUL SCHEJOLA

                                    ANITA SAUL FAMILY TRUST

                                    By: /s/ Anita Saul
                                        ----------------------------------------
                                            Anita Saul, Trustee


                                    JULIAN SAUL FAMILY TRUST

                                    By: /s/ Julian Saul
                                        ----------------------------------------
                                            Julian Saul, Trustee

                                    LINDA SAUL SCHEJOLA FAMILY TRUST

                                    By: /s/ Linda Saul Schejola
                                        ----------------------------------------
                                            Linda Saul Schejola, Trustee

                                   EXHIBIT A

                             STOCK PURCHASE OPTION



3,150,000 SHARES OF COMMON STOCK                           DATED OCTOBER 6, 1998
    OF THE MAXIM GROUP, INC.

         This certifies that, for value received, THE MAXIM GROUP, INC., a Delaware corporation (the "Holder"), its successors and assigns, is entitled, upon the due exercise hereof at any time during the period commencing on October 6, 1998 and terminating at 5:00 E.S.T. on December 31, 1998, to purchase from SHAW INDUSTRIES, INC., a Georgia corporation ("Shaw"), Three Million One Hundred and Fifty Thousand (3,150,000) shares of Common Stock, par value $.001 per share, of Maxim, such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Option. The purchase price payable upon the exercise of this Option shall be $22.222 per share (hereinafter referred to as the "Exercise Price"), subject to adjustment upon the occurrence of the contingencies set forth in this Option. All references herein to "Maxim" shall mean The Maxim Group, Inc., a Delaware corporation. Shares of Common Stock of Maxim that are subject to purchase upon exercise of this Option are hereinafter referred to as the "Option Shares."

         Section 1. Duration and Exercise of Option. This Option shall expire on 5:00 p.m. Eastern Standard Time on December 31, 1998 (the "Expiration Date"). After the Expiration Date, any unexercised portion of this Option will be wholly void and of no value. This Option may be exercised by the Holder on any business day beginning on October 6, 1998 and on or prior to the Expiration Date. For purposes of this Option, the term "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

         Subject to the provisions of this Option, the Holder shall have the right to purchase from Shaw (and Shaw shall as soon as practicable sell to such Holder) Three Million One Hundred and Fifty Thousand (3,150,000) fully paid and nonassessable Option Shares, including any shares of any class or series of stock into which such shares may hereafter be changed and subject to the adjustments contemplated by Section 3 hereof, at the Exercise Price, upon surrender to Shaw of this Option, with the Form of Exercise attached thereto duly filled in and executed by the Holder or its duly authorized agent and upon payment of the Exercise Price in lawful money of the United States of America in cash, or by wire transfer to Shaw's account (or the account of Shaw's successors, transferees or assigns) of immediately available funds. The number of Shares, and the amount and type of securities or other property purchasable upon exercise of this Option shall be subject to adjustment as provided in
Section 3.

         Subject to Section 3, (i) upon such surrender of this Option and payment of the Exercise Price on or prior to the Expiration Date, Shaw shall deliver or cause to be delivered to the Holder certificates or other appropriate instruments for any other securities, and such other property issuable upon the exercise of this Option, in such name or names as the Holder shall designate on the Form of Exercise attached thereto; and (ii) such Option Shares, securities and other property shall be deemed to have been transferred to, and any person so designated therein shall be deemed to have become, the holder of record of such Option Shares, securities or property as of the date of the surrender of this Option and payment of the Exercise Price.

         This Option shall be exercisable, at the election of the Holder, in whole but not in part.

         Section 2. Transfers and Exchanges. With the prior written consent of Shaw or its successors, transferees or assigns, which consent will not be unreasonably withheld, this Option shall be transferable by the Holder, in whole or in part, upon surrender of this Option at the office of Shaw, together with (i) a written assignment of this Option, duly executed by the Holder thereof or his duly authorized agent, and (ii) funds required to pay any transfer, documentary, stamp or other taxes or government charges payable in connection with such transfer and any other amounts required pursuant to this Option. Upon such surrender and payment, Shaw shall deliver a new Option, in the name of the assignee and in the permissible denomination or denominations specified in such instrument of assignment. If less than all of the Options are being transferred, Shaw shall deliver a new Option to the Holder for the portion of this Option not being transferred. Shaw shall cancel the Option surrendered.

         If this Option at any time becomes mutilated, lost, stolen or destroyed, Shaw will issue in exchange and substitution for and upon cancellation of the mutilated Option, or in lieu of and in substitution for the Option lost, stolen or destroyed, a new Option of like tenor and representing an equivalent Option, but only upon receipt of evidence satisfactory to Shaw of such loss, theft or destruction of such Option and indemnity reasonably satisfactory to Shaw.

         Section 3. Adjustment of Exercise Price and Number of Shares Purchasable Hereunder. The Exercise Price and the number of Option Shares purchasable upon the exercise of the Option are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 3.

                 (a) In case Maxim shall at any time after the date of this Option (i) declare a dividend on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which Maxim is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder of the Option exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Option had been exercised immediately prior to such date, it would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                 (b) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this Section 3(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                 (c) In the event that at any time, as a result of an adjustment made pursuant to Section 3(a) the Holder shall become entitled to receive any shares of capital stock of Maxim other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of the Option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock purchasable pursuant to this Option.

                 (d) Upon each adjustment of the Exercise Price as a result of the calculations made in Section 3(a), the Option outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Option Shares (calculated to the nearest hundredth) obtained by (A) multiplying the number of Option Shares purchasable upon exercise of the Option immediately prior to such adjustment of the number of Option Shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

                 (e) In case of any capital reorganization of Maxim, or of any reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or as a result of subdivision or combination), or in case of the consolidation of Maxim with or the merger of Maxim with any other corporation or association (other than a consolidation or merger in which (i) Maxim is the continuing corporation and (ii) the holders of Maxim's Common Stock immediately prior to such merger or consolidation continue as holders of Common Stock after such merger or consolidation) or of the sale of the properties and assets of Maxim as, or substantially as, an entirety to any other corporation or association, the Option shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified herein, for the number of shares of stock or other securities or property to which a holder of the number of Option Shares purchasable (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Option would have been entitled upon such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this
Section 3 with respect to the rights and interests thereafter of the holder of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of the Option. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the Common Stock for the purposes of this Section 3(e).

         Section 4. No Rights as Stockholders. Nothing contained in this Option shall be construed as conferring upon the Holder the right to vote, receive dividends or to be deemed for any purpose the holder of Option Shares or of any other securities of Maxim that may at any time be issuable on the exercise of this Option, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of Maxim or any right to vote on matters submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or, without limitation, otherwise), or to receive notice of meetings, or to receive subscription rights or otherwise, until this Option shall have been exercised as provided herein.

         Section 5. Representations, Warranties and Covenants. (a) Shaw represents, warrants and agrees with the Holder that:

                        (i) Shaw is a corporation duly organized, validly existing and in good standing under the laws of the its state of incorporation. Shaw has all requisite corporate power and authority to carry out and perform its obligations under this Option.

                        (ii) This Option has been duly authorized, executed and delivered by Shaw and constitutes the valid and binding obligation of Shaw enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                        (iii) No consent, approval, authorization or order of any court or governmental agency or body is required to be obtained by Shaw for the sale and issuance of this Option or the sale and issuance of the Option Shares issuable upon exercise of this Option. Upon exercise of this Option by a Holder thereof, good and valid title to the Option Shares shall be delivered to such holder free and clear of all liens, encumbrances, equities or claims and such shares will be fully paid and nonassessable.

                  (b) Shaw agrees that it will not, without the prior written consent of Maxim, directly or indirectly, offer, sell, exchange, pledge, hypothecate, encumber, transfer, assign or otherwise dispose of (collectively, a "transfer") any Option Shares on or before the Expiration Date. Any attempt to transfer or encumber any Option Shares other than in accordance with the terms of this Option shall be null and void and neither Maxim nor any transfer agent of such securities shall give any effect to such attempted transfer or encumbrance in its stock records.

         Notwithstanding the foregoing and any provisions in that certain Shareholder's Agreement, dated August 9, 1998, by and between Shaw and Maxim, Maxim hereby consents to the transfer of the Option Shares to those shareholders of Queen Carpet Corporation set forth on the signature page of this Option (the "Queen Shareholders"); provided that each of the Queen Shareholders, on or prior to any such transfer, executes this Option. By their execution of this Option, each of the Queen Shareholders agrees that upon any such transfer to them of the Option Shares, they shall each be bound by all the terms and conditions of this Option applicable to Shaw, and that all such terms and conditions shall be binding upon the Queen Shareholders and their successors, personal representatives and heirs to the same extent as if the Queen Shareholders had originally been grantors of this Option to the Holder. Upon any such transfer of the Option Shares by Shaw, Shaw shall cease to have any rights under this Option.

                  (c) Maxim has been advised by the Securities and Exchange Commission (the "SEC") that the Registration Statement on Form S-3 filed by Maxim with the with respect to the Option Shares (SEC Registration No. 333-62975) was declared effective by the SEC on October 2, 1998.

         Section 6. Legends. (a) Upon the execution of this Option, in addition to any other legend which is required under the Securities Act of 1933, as amended, and certain state securities laws, all certificates representing the Option Shares shall be endorsed as follows:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCK PURCHASE OPTION DATED AS OF OCTOBER 6, 1998, BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THIS

                  CERTIFICATE AND, EXCEPT AS SET FORTH IN SUCH AGREEMENT,
                  MAY NOT BE TRANSFERRED OR SOLD PRIOR TO 5:00 P.M. EASTERN STANDARD TIME ON DECEMBER 31, 1998. A COPY OF THE ABOVE REFERENCED OPTION IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

Upon the execution of this Option, Shaw shall promptly deliver the Option Shares to Maxim so that the legend set forth above may be affixed thereto.

                  (b) Upon the Expiration Date, the holder of any certificate representing the Option Shares shall be entitled to receive from Maxim, without expense, upon delivery to Maxim of the existing certificate representing such Option Shares, a new certificate not bearing the restrictive legend set forth in this Section 6.

         Section 7. Notices. All instructions, notices and other communications to be given to any party hereto shall be in writing and shall be personally delivered or sent by first class or certified mail, postage prepaid and return receipt requested, and shall be deemed to be given for purposes of this Option on the day when delivered to the intended party at its address specified below:

                  (a)   If to Shaw:
                        616 East Walnut Avenue
                        Dalton, Georgia 30720
                        Attn:  President

or such other address as Shaw may designate from time to time by written notice to the Holder.

                  (b)   If to the Holder:
                        210 TownPark Drive
                        Kennesaw, Georgia 30144
                        Attn: President

or such other address as the Holder may designate from time to time by written notice to Shaw.

                  (c)   If to the Queen Shareholders:
                        c/o Julian D. Saul
                        702 Mt. Sinai Road
                        Dalton, Georgia 30720

or such other address as the Queen Shareholders may designate from time to time by written notice to the Holder.

         Section 8. Supplements and Amendments. This Option may be amended and supplemented in writing signed by Shaw or its successors or assigns and the Holder.

         Section 9. Successors. This Option shall be binding upon and inure to the benefit of the respective successors and permitted assigns hereunder of Shaw or any Holder.

         Section 10. Termination. This Option shall terminate at the close of business on the Expiration Date. Notwithstanding the foregoing, this Option will terminate on any earlier date when this Option has been exercised.

         Section 11. Governing Law. This Option shall be governed by and construed in accordance with the laws of the State of Georgia.

         Section 12. Benefits of this Agreement. Nothing in this Option shall be construed to give to any person or corporation other than Shaw and the Holder of this Option any legal or equitable right, remedy or claim under this Option, and this Option shall be for the sole and exclusive benefit of Shaw and the Holder hereof.

         Section 13. Severability. If any provision of this Option is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Option shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions of this Option shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or its severance from this Option. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Option a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         Section 14. Specific Performance. Shaw stipulates that the remedies at law available to a Holder, or to a holder of Common Stock of Maxim issued pursuant to the exercise of this Option, in the event of any default or threatened default by Shaw in the performance of or compliance with any of the terms of this Option are not and will not be adequate. Therefore, Shaw agrees that the terms of this Option may be specifically enforced by a decree for the specific performance of any agreement or obligation contained herein or by an injunction prohibiting violation of any of the terms hereof or otherwise.

         Section 15. Headings. The section and subsection headings herein are for convenience only and shall not affect the construction hereof.

         Section 16. Counterparts. This Option may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, Shaw has caused this Option to be duly executed as of the day and year first above written.

                                 SHAW INDUSTRIES, INC.


                                 By:
                                     ----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                        -------------------------------------

ACCEPTED AND AGREED to
this 6th day of October, 1998

THE MAXIM GROUP, INC.


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------









                      [Signatures continued on next page.]

ACCEPTED AND AGREED to
this 6th day of October, 1998

"QUEEN SHAREHOLDERS"


----------------------------------------------
Julian D. Saul



----------------------------------------------
Linda Saul Schejola



JULIAN D. SAUL FAMILY TRUST


By:
   -------------------------------------------
  Name:
        --------------------------------------
    Title:
           -----------------------------------



LINDA SAUL SCHEJOLA FAMILY TRUST


By:
   -------------------------------------------
  Name:
        --------------------------------------
    Title:
           -----------------------------------



ANITA SAUL FAMILY TRUST


By:
   -------------------------------------------
  Name:
        --------------------------------------
    Title:
           -----------------------------------

                                FORM OF EXERCISE

                 [Form to be executed upon exercise of Option]


         The undersigned holder of the within Option hereby (1) purchases __________shares of Common Stock of The Maxim Group, Inc. which the undersigned is entitled to purchase under the terms of the within Option, (2) makes the Exercise Price payment therefor called for by the within Option, and (3) directs that the shares issuable upon exercise of said Option be issued as follows:




                                    -------------------------------
                                    (Name)



                                    -------------------------------
                                    (Address)


                                    Signature:
                                              ---------------------


Dated:
      ---------------------------

                                   EXHIBIT B

                         EXECUTIVE INCENTIVE AGREEMENT

         THIS AGREEMENT (this "Agreement") is entered into and executed on the day and date noted on the last page hereof by and between QUEEN CARPET CORPORATION, a Georgia corporation (the "Company"), and _______________________ (the "Executive"), a resident of the State of ________________________.

                              W I T N E S S E T H:

         WHEREAS, the Company has entered into an Agreement and Plan of Merger, dated August 13, 1998 as amended by a First Amendment to Agreement and Plan of Merger to be dated as of the Closing Date (the "Merger Agreement"), pursuant to which the Company shall be acquired by Shaw Industries, Inc., a Georgia corporation ("Shaw"), through the merger of the Company with and into Shaw or Chessman Acquisition Corp., a wholly-owned subsidiary of Shaw; and

         WHEREAS, the Company desires to retain the Executive's services, which are highly valued and important to the operations of the Company, until the closing of the transactions contemplated under the Merger Agreement (the "Closing"), and also desires to retain the Executive's services to assist in effectuating the Closing and ensuring that the Closing actually occurs;

         WHEREAS, in order to retain the Executive's services and assistance during this process and to provide additional compensation to Executive for his past service to the Company, the Company desires to provide the Executive certain retention incentives; and

         WHEREAS, pursuant to Section 4.1(c)(ii)(B) of the Merger Agreement, the Incentive Amount (as defined below) payable hereunder will be paid 50% in Shaw Common Stock ("Shaw Stock") and 50% in cash;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Incentive Amount. In consideration for the Executive remaining an employee of the Company through the Closing and to provide additional compensation to Executive for his past service to the Company, if the Executive remains employed by the Company through and until the Closing,, then, upon the completion of the Closing, the Company shall pay to Executive within five (5) business days immediately following the Closing, a single lump sum payment in the amount of ___________________________________________________ dollars
($_________________________) (the "Incentive Amount"), payable 50% in cash and
50% in Shaw Stock. The number of shares of Shaw Stock paid shall be determined based upon the closing price of a share of Shaw Stock on the New York Stock Exchange, Inc. on the date of the Closing, as reported by the Wall Street Journal, published on the next business day after the date of the Closing. Executive and the Company understand that no amount shall be payable to the Executive pursuant to this Agreement in the event that the Closing is never completed and effectuated or the Merger Agreement is terminated.

         2. Payment of Incentive Amount. The Incentive Amount payable under this Agreement to the Executive shall be paid subject to and reduced by any applicable federal, state and/or local income and/or payroll tax withholding and reporting requirements. If for any reason the entire amount payable under this Agreement is not paid in full when due, then interest, at a per annum rate equal to the then "prime rate" of interest as reported in the Wall Street Journal on the day of Closing, plus _________________ percent (_________%), shall accrue with respect to any such unpaid amounts until such amounts are paid to the Executive.

         3.   Miscellaneous.

              A. EXECUTIVE AGREES TO HOLD THE TERMS OF THIS AGREEMENT, INCLUDING THE INCENTIVE AMOUNT, CONFIDENTIAL, AND NOT TO DISCLOSE THE TERMS OF THIS AGREEMENT TO ANY PERSON, FIRM OR CORPORATION THAT IS NOT A PARTY TO THIS AGREEMENT, EXCEPT (I) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, (II) TO EXECUTIVE'S ATTORNEYS, ACCOUNTANTS AND FINANCIAL ADVISORS FOR THE PURPOSE OF THEIR RENDERING SERVICES TO EXECUTIVE WITH RESPECT TO THIS AGREEMENT OR THE INCENTIVE AMOUNT, OR (III) AS MAY OTHERWISE BE REQUIRED BY LAW. EXECUTIVE SHALL REQUIRE THAT HIS ATTORNEYS, ACCOUNTANTS AND FINANCIAL ADVISORS HOLD THE TERMS OF THIS AGREEMENT, INCLUDING THE INCENTIVE AMOUNT, CONFIDENTIAL, AND NOT TO DISCLOSE THE TERMS OF THIS AGREEMENT TO ANY PERSON, FIRM OR CORPORATION THAT IS NOT A PARTY TO THIS AGREEMENT EXCEPT AS EXPRESSLY SET FORTH HEREIN.

              B. The parties agree that any dispute regarding the terms and provisions of this Agreement shall be subject to venue in the State of Georgia and shall be governed by the laws of the State of Georgia.

              C. The terms, conditions, and obligations of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns thereof.

              D. This Agreement shall terminate on December 31, 1999, unless extended by written mutual agreement by the parties provided, however, that
Section 3.A. hereof shall survive indefinitely. This Agreement may be amended or terminated only by a written instrument executed by each party hereto.

              E. This Agreement sets forth the entire agreement between the parties with respect to the subject matter contained herein and supersedes all prior agreements, arrangements or other communications, whether oral or written.

              F. The terms and provisions of this Agreement shall not require the Company to consummate the Closing, to pursue any particular transaction or structure of transaction, or to achieve any particular result or price in any transaction that the Company chooses to pursue.

         IN WITNESS WHEREOF, the parties hereto affixed their signatures as of the ________ day of September, 1998.


                                       COMPANY:
                                       QUEEN CARPET CORPORATION



                                       By:
                                           ---------------------------------

                                       Title:
                                              ------------------------------

                                       EXECUTIVE:


                                       -------------------------------------

                                       Name:
                                            --------------------------------